UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 25, 2016

MY SIZE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37370	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Arava St., pob 1026, Airport City, Israel	7010000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-600-9030

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 25, 2016, My Size Inc.’s (the “Company’s) common stock began trading on the NASDAQ Capital Market under the ticker symbol “MYSZ” (the “Uplisting”). On July 25, 2016, the Company issued a press release announcing the Uplisting.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: July 25, 2016	By:	/s/ Ronen Luzon
Ronen Luzon Chief Executive Officer